ADVISORS DISCIPLINED TRUST 1905

                          SUPPLEMENT TO THE PROSPECTUS

     Praxair, Inc. (NYSE: PX) has merged with Linde AG resulting in Linde plc (NYSE: LIN). Praxair, Inc. shareholders received LIN shares in exchange for their PX shares. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for UBS Longer Term Investments Series - Environmental Trends Portfolio, Series 2018-4 now includes shares of Linde plc and will no longer include shares of Praxair, Inc.

     Supplement Dated:  October 31, 2018















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